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                             COMPUTATIONAL MATERIALS FOR
                             PAINEWEBBER MORTGAGE ACCEPTANCE CORP. IV
                             HOME EQUITY ASSET BACKED CERTFICATES, SERIES 2000-1
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             THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY
             THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT
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                             COMPUTATIONAL MATERIALS
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                    PAINEWEBBER MORTGAGE ACCEPTANCE CORP. IV
                      HOME EQUITY ASSET BACKED CERTIFICATES
                                  SERIES 2000-1

                          $202,000,000 (APPROXIMATELY)

                    PAINEWEBBER MORTGAGE ACCEPTANCE CORP. IV
                                    Depositor

                            LITTON LOAN SERVICING LP
                                    Servicer


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  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
   DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                  IMMEDIATELY.




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                             COMPUTATIONAL MATERIALS FOR
                             PAINEWEBBER MORTGAGE ACCEPTANCE CORP. IV
                             HOME EQUITY ASSET BACKED CERTFICATES, SERIES 2000-1
--------------------------------------------------------------------------------
             THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY
             THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                                   DISCLAIMER
                                   ----------

The Information contained in the attached materials (the "Information") is produced and provided exclusively by PaineWebber Incorporated ("PW") and not by any other person or entity acting in any other capacity such as, for example, a servicer, trustee or other party to the transaction or otherwise. Neither the issuer nor any other person or entity, other than PW, has prepared, reviewed or participated in the preparation of the Information, authorized its dissemination, or makes any representation as to its accuracy or completeness. The Information is accurate and complete to the best of PW's knowledge. Certain of the Information, however, may be based on data supplied to PW by the issuer, servicer or other person ("Third Party Data"). Although PW believes that any Third Party Data was obtained from reliable sources, PW makes no representation as to its accuracy or completeness or as to the accuracy of any calculations derived from such data. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED IN ITS ENTIRETY BY THE PROSPECTUS, PROSPECTUS SUPPLEMENT, OR OTHER INFORMATION, IF ANY, SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (COLLECTIVELY, THE "OFFERING DOCUMENTS"). ANY INFORMATION HEREIN REGARDING THE COLLATERAL OR THE SECURITIES SUPERSEDES ANY PRIOR INFORMATION REGARDING THE COLLATERAL OR THE SECURITIES AND WILL BE SUPERSEDED BY SUBSEQUENT INFORMATION REGARDING THE COLLATERAL AND/OR THE SECURITIES CONTAINED IN SUBSEQUENT VERSIONS OF THE INFORMATION, IF ANY, OR IN THE OFFERING DOCUMENTS

The Information is generally comprised of loan or asset pool information, which is almost always entirely Third Party Data; security characteristics, such as, for example, payment priorities, subordination levels, or the number or principal amount of the various classes of securities described; and performance analysis. Security characteristics may be described in such a manner as to focus on a particular attribute without making a complete assessment of all the security's characteristics. As such, the Information may not reflect the impact of all structural characteristics of the security, such as call events, for example, in a description of payment priorities. Security characteristics and pool information are subject to change. Any investment decision should be based only on the Offering Documents.

Performance analyses are typically produced using mathematical models that are applied to data using different assumptions. The data, including Third Party Data, may be either historical or hypothetical. The Information will generally (but not always) identify the assumptions used in the analysis. Assumptions about prepayments, future interest rates, volatility and collateral performance are some of the assumptions typically used in modeling the types of performance analyses that may be included in the Information. There may be others. Contact your PW registered representative if you require further explanation of the assumptions used or PW's modeling techniques. Also, there may be differences between assumptions used in the Information and the assumptions, or range of assumptions, that you would use to analyze performance. You should consider whether performance analyses should be tested under different assumptions. In addition, you are cautioned that there is no universally accepted method for analyzing or modeling financial instruments. Models used by PW to produce analyses contained in the Information may be proprietary making the results difficult for any third party to recreate. PW makes no representation or warranty as to the models used to produce the Information. PW does not guarantee any results and there is no guarantee as to the liquidity of the securities described in the Information.

PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. This Information shall not be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, which may be made only by prospectus when required by law, in which event you may obtain such prospectus from PW. PW shall not be, or be deemed to be, a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. Absent such agreement PW is acting as principal and PW strongly urges you to seek advice from your counsel, accountant and tax advisor since you, and not PW, must determine the appropriateness for you of any of the securities or potential securities described in the Information.


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  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
   DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
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                             COMPUTATIONAL MATERIALS FOR
                             PAINEWEBBER MORTGAGE ACCEPTANCE CORP. IV
                             HOME EQUITY ASSET BACKED CERTFICATES, SERIES 2000-1
--------------------------------------------------------------------------------
             THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY
             THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------



                               CLASS A-1 CASHFLOWS
                               -------------------
                                    100% PPC
                                 COUPON = 6.76%

Period           Interest              Principal                Balance
------          ----------            ------------           -------------
                                                             $  43,000,000
   1            $  250,308            $  1,541,944           $  41,458,056
   2            $  233,547            $  1,712,779           $  39,745,277
   3            $  231,362            $  1,878,709           $  37,866,567
   4            $  220,425            $  2,038,831           $  35,827,737
   5            $  201,830            $  2,185,139           $  33,642,598
   6            $  195,837            $  2,230,810           $  31,411,788
   7            $  176,953            $  2,237,464           $  29,174,324
   8            $  169,827            $  2,229,577           $  26,944,747
   9            $  156,848            $  2,175,584           $  24,769,163
   10           $  130,231            $  2,122,888           $  22,646,275
   11           $  131,826            $  2,071,458           $  20,574,816
   12           $  115,905            $  2,021,264           $  18,553,552
   13           $  108,002            $  1,972,276           $  16,581,276
   14           $   93,408            $  1,924,465           $  14,656,811
   15           $   85,319            $  1,877,803           $  12,779,008
   16           $   74,388            $  1,832,263           $  10,946,745
   17           $   61,667            $  1,787,818           $   9,158,927
   18           $   53,315            $  1,744,442           $   7,414,485
   19           $   41,768            $  1,702,108           $   5,712,377
   20           $   33,252            $  1,660,793           $   4,051,584
   21           $   23,585            $  1,620,472           $   2,431,113
   22           $   12,782            $  1,581,120           $     849,992
   23           $    4,948            $    849,992           $           0



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